                                                                    EXHIBIT 10.6

                           FOX KIDS WORLDWIDE, INC.
                           1996 STOCK INCENTIVE PLAN

1.   PURPOSE OF THE PLAN.

     The purpose of this 1996 Stock Incentive Plan (the "Plan") is to provide incentives and rewards to selected eligible directors, officers, employees and consultants of Fox Kids Worldwide, Inc. (the "Company") or its subsidiaries in order to assist the Company and its subsidiaries in attracting, retaining and motivating those persons by providing for or increasing the proprietary interests of those persons in the Company, and by associating their interests in the Company with those of the Company's stockholders.

2.   ADMINISTRATION OF THE PLAN.

     The Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee") consisting of two or more directors, each of whom shall be both a "Non-Employee Director," as that term is defined in Rule 16b-3(b) of the Rules and Regulations (the "Rules") of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations of the Internal Revenue Service adopted thereunder, as such Rules and such Section and regulations may from time to time be amended or interpreted. Members of the Committee shall serve at the pleasure of the Board of Directors of the Company.

     The Committee shall have all the powers vested in it by the terms of the Plan, including exclusive authority (i) to select from among eligible directors, officers, employees and consultants those persons to be granted "Awards" (as defined below) under the Plan; (ii) to determine the type, size and terms of individual Awards (which need not be identical) to be made to each employee selected; (iii) to determine the time when Awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning Awards and whether Awards will be paid after the end of the Award period; (iv) to amend the terms or conditions of any outstanding Award, subject to applicable legal restrictions and to the consent of the other party to such Award; (v) to determine the duration and purpose of leaves of absences which may be granted to holders of Awards without constituting termination of their employment for purposes of their Awards; (vi) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; and (vii) to make any and all other determinations which it determines to be necessary or advisable in the administration of the Plan. The Committee shall have full power and authority to administer and interpret the Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee of the Company or any of its subsidiaries.

3.   PERSONS ELIGIBLE UNDER THE PLAN.

     Any person who is a director, officer, employee or consultant of the Company, or any of its current or future subsidiaries (an "Employee"), shall be eligible to be considered for the grant of Awards under the Plan.

4.   AWARDS.

     (a) Common Stock and Derivative Security Awards. Awards authorized under the Plan shall consist of any type of arrangement with an Employee that is not inconsistent with the provisions of the Plan and that, by its terms, involves or might involve or be made with reference to the issuance of (i) shares of the Class A Common Stock, par value $0.001 per share, of the Company (the "Class A Common Stock") or (ii) a "derivative security" (as that term is defined in Rule 16a-l(c) of the Rules, as the same may be amended from time to time) with an exercise or conversion price related to the Class A Common Stock or with a value derived from the value of the Class A Common Stock.

     (b) Types of Awards. Awards are not restricted to any specified form or structure and may include, but need not be limited to, sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of Award which the Committee shall determine is consistent with the objectives and limitations of the Plan. An Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

     (c) Consideration. Class A Common Stock may be issued pursuant to an Award for any lawful consideration as determined by the Committee, including, without limitation, services rendered, or to the extent permitted by applicable state law, to be rendered by the recipient of the Award, or the delivery of a promissory note or other deferred payment obligation by the Employee. With respect to an Award under which shares of the Class A Common Stock are or may in the future be issued for any other type of consideration, the amount of such consideration shall be at least equal to the amount (such as the par value of such shares) required under applicable state law to be received by the Company.

     (d) Guidelines. The Committee may adopt, amend or revoke from time to time written policies implementing the Plan. Such policies may include, but need not be limited to, the type, size and term of Awards to be made to participants and the conditions for payment of such Awards.

     (e) Terms and Conditions. Subject to the provisions of the Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted pursuant to the Plan, which terms and conditions may include, among other things:

          (i) any provision necessary for such Award to qualify as an incentive stock option under Section 422 of the Code (an "Incentive Stock Option");

          (ii) a provision permitting the recipient of such Award to pay the purchase price of the Class A Common Stock or other property issuable pursuant to such Award, or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company (including "pyramiding") or other property, or by reducing the number of shares of Class A Common Stock or the amount of other property otherwise issuable pursuant to such Award; or

          (iii) a provision conditioning or accelerating the receipt of benefits pursuant to the Award, or terminating the Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 8 of the Plan.

     (f) Maximum Awards. An Employee may be granted multiple Awards under the Plan. However, notwithstanding any other provision of the Plan, the maximum number of shares of Class A Common Stock with respect to which options or rights or other Awards may be granted under the Plan to any Employee during any fiscal year shall be , subject to adjustment as provided in Section 8 of the Plan.

     (g) Suspension or Termination of Awards. If the Company believes that an Employee has committed an act of misconduct as described below, the Company may suspend the Employee's rights under any then outstanding Award pending a determination by the Board of Directors of the Company. If the Board of Directors determines that an Employee has committed an act of embezzlement, fraud, nonpayment of any obligation owed to the Company or any subsidiary, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if an Employee makes an unauthorized disclosure of trade secret or confidential information of the Company, engages in any conduct constituting unfair competition, or induces any customer of the Company to breach a contract with the Company, neither the Employee nor his or her estate shall be entitled to exercise any rights whatsoever with respect to such Award. In making such determination, the Board of Directors shall act fairly and shall give the Employee a reasonable opportunity to appear and present evidence on his or her behalf at a hearing before a committee of the Board of Directors;

and if the Employee is an "officer" under Rule 16a-l(f) of the Rules, the determination of the Board of Directors shall be subject to the approval of the Committee.

5.   SHARES OF CLASS A COMMON STOCK SUBJECT TO THE PLAN.

     The aggregate number of shares of Class A Common Stock that may be issued or issuable pursuant to all Awards under the Plan (including Awards in the form of Incentive Stock Options and Non-Statutory Options) shall not exceed an aggregate of shares of Class A Common Stock, subject to adjustment as provided in Section 8 of the Plan; and the aggregate number of shares of Class A Common Stock that may be issued pursuant to all Incentive Stock Options granted under the Plan shall not exceed shares, subject to adjustment as provided in Section 8 of the Plan. Shares of Class A Common Stock subject to the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares of Class A Common Stock subject to an Award which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan. For purposes of this Section 5, the aggregate number of shares of Class A Common Stock that may be issued at any time pursuant to Awards granted under the Plan shall be reduced by: (i) the number of shares of Class A Common Stock previously issued pursuant to Awards granted under the Plan, other than shares of Class A Common Stock subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership, such as dividends; and (ii) the number of shares of Class A Common Stock which were otherwise issuable pursuant to Awards granted under this Plan but which were withheld by the Company as payment of the purchase price of the Class A Common Stock issued pursuant to such Awards or as payment of the recipient's tax withholding obligation with respect to such issuance.

6.   PAYMENT OF AWARDS.

     The Committee shall determine the extent to which Awards shall be payable in cash, shares of Class A Common Stock or any combination thereof. The Committee may, upon request of a participant, determine that all or a portion of a payment to that participant under the Plan, whether it is to be made in cash, shares of Class A Common Stock or a combination thereof, shall be deferred. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion.

7.   VESTING.

     The Committee may determine that all or a portion of a payment to a participant under the Plan, whether it is to be made in cash, shares of Class A Common Stock or a combination thereof, shall be vested at such times and upon such terms as may be selected by the Committee in its sole discretion.

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8.   DILUTION AND OTHER ADJUSTMENTS.

     In the event of any change in the outstanding shares of the Class A Common Stock or other securities then subject to the Plan by reason of any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, or if the outstanding securities of the class then subject to the Plan are exchanged for or converted into cash, property or a different kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities (other than a regular cash dividend), then, unless the terms of such transaction shall provide otherwise, such equitable adjustments shall be made in the Plan and the Awards thereunder (including, without limitation, appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards theretofore granted under the Plan, (ii) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options and other Awards thereafter granted under the Plan and (iii) the maximum number of securities with respect to which Awards may thereafter be granted to any Employee in any fiscal year) as the Committee determines are necessary or appropriate, including, if necessary, any adjustments in the maximum number of shares referred to in Section 5 of the Plan. Such adjustments shall be conclusive and binding for all purposes of the Plan.

9.   MISCELLANEOUS PROVISIONS.

     (a) Definitions. As used herein, "subsidiary" means any current or future corporation which would be a "subsidiary corporation," as that term is defined in Section 425(f) of the Code, of the Company; and the term "or" means "and/or."

     (b) Conditions on Issuance. Securities shall not be issued pursuant to Awards unless the grant and issuance thereof shall comply with all relevant provisions of law and the requirements of any securities exchange or quotation system upon which any securities of the Company are listed, and shall be further subject to approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is determined by Company counsel to be necessary to the lawful issuance and sale of any security or Award, shall relieve the Company of any liability in respect of the nonissuance or sale of such securities as to which requisite authority shall not have been obtained.

     (c) Rights as Stockholder. A participant under the Plan shall have no rights as a holder of Class A Common Stock with respect to Awards hereunder, unless and until certificates for shares of such stock are issued to the participant.

     (d) Assignment or Transfer. No Awards under the Plan or any rights or interests therein shall be assignable or transferable by a participant except by will or the laws of descent and distribution. During the lifetime of a participant, Awards hereunder are exercisable only by, and payable only to, the participant.

     (e) Agreements. All Awards granted under the Plan shall be evidenced by written agreements in such form and containing such terms and conditions (not inconsistent with the Plan) as the Committee shall from time to time adopt.

     (f) Withholding Taxes. The Company shall have the right to deduct from all Awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards and, with respect to awards paid in stock, to require the payment (through withholding from the participant's salary or otherwise) of any such taxes. The obligation of the Company to make delivery of Awards in cash or Class A Common Stock shall be subject to currency or other restrictions imposed by any government authorities.

     (g) No Rights to Award. No Employee or other person shall have any right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or any of its subsidiaries or shall interfere with or restrict in any way the rights of the Company or any of its subsidiaries, which are hereby reserved, to discharge the Employee at any time for any reason whatsoever, with or without good cause.

     (h) Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any Award nor to any Employee receiving an Award.

     (i) Funding of Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

10.  AMENDMENTS AND TERMINATION.

     (a) Amendments. The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards theretofore made under the Plan. However, with the consent of the Employee affected, the Committee may amend outstanding agreements evidencing Awards under the Plan in a manner not inconsistent with the terms of the Plan.

     (b)  Stockholder Approval.  To the extent that Rule 16b-3 of the Rules,
Section 422 of the Code, other applicable law, or the rules, regulations, procedures or listing agreement of any national securities exchange or quotation system, requires that any such amendment to the Plan be approved by the stockholders of the Company, no such amendment shall be effective unless and until it is approved by the stockholders in such a manner and to such a degree as is required.

     (c) Termination. Unless the Plan shall theretofore have been terminated as above provided, the Plan (but not the awards theretofore granted under the Plan) shall terminate on and no awards shall be granted after September __, 20__ .

11.  EFFECTIVE DATE.

     The Plan is effective on September ___, 1996, the date on which it was adopted by the Board of Directors of the Company and the holders of the majority of the Class A and Class B Common Stock of the Company.

12.  GOVERNING LAW.

          The corporate law of Delaware shall govern issues related to the validity and issuance of Class A Common Stock. Otherwise, the Plan and any agreements entered into thereunder shall be construed and governed by the laws of the State of California applicable to contracts made within, and to be performed wholly within, such state.

                              OPTION CERTIFICATE
                         (NON-STATUTORY STOCK OPTION)


     THIS IS TO CERTIFY that Fox Kids Worldwide, Inc., a Delware corporation (the "COMPANY"), has granted to the person named below ("OPTIONEE") a non-statutory stock option (the "OPTION") to purchase shares of the Company's Class A Common Stock (the "SHARES") under its 1996 Stock Incentive Plan and upon the terms and conditions as follows:


          Name of Optionee:        __________________________________

          Address of Optionee:     __________________________________
                                   __________________________________
                                   __________________________________

          Number of Shares:        __________________________________

          Option Exercise Price:   $_______________________ per share

          Date of Grant:           _______________________ ___, 199__

          Option Expiration Date:  ______________________  ___, 200__

     EXERCISE SCHEDULE:  The Option shall become exercisable as follows:




     SUMMARY OF OTHER TERMS: This Option is defined in the Stock Option Agreement (Non-statutory Stock Option) (the "OPTION AGREEMENT") which is attached to this Option Certificate (the "CERTIFICATE") as Annex I. This Certificate summarizes certain of the provisions of the Option Agreement for your information, but is not complete. Your rights are governed by the Option Agreement, not by this summary. The Company strongly suggests that you
           ---
carefully review the full Option Agreement prior to signing this Certificate or exercising the Option.

     Among the terms of the Option Agreement are the following:

     EMPLOYMENT: The Option Agreement does not obligate the Company to retain you for any period of time. Unless otherwise agreed in writing, the Company
                                                    -- -------
reserves the right to terminate any employee at any time, with or without cause. See Section 5(d) of the attached Option Agreement.

     TERMINATION OF EMPLOYMENT: While the Option terminates on the Option Expiration Date, it will terminate earlier if you cease to be employed by the Company. If your employment ends due to death or permanent disability, the Option terminates six months after the date of death or disability, and is exercisable during such six-month period as to the portion of the Option which had vested prior to the date of death or disability. In all other cases, the Option terminates 45 days after the date of termination of employment, and is exercisable during such time period as to the portion of the Option which had vested prior to the date of termination of employment; provided, however, if you
                                                       --------  -------
are terminated "for cause," the Option will terminate 30 days after the date of termination of your employment and is exercisable during such time period as to the portion of the Option which had vested prior to the date of termination of employment. See Section 5 of the attached Option Agreement.

     TRANSFER: The Option is personal to you, and cannot be sold, transferred, assigned or otherwise disposed of to any other person, except by will or the laws of descent and distribution. See Section 15(d) of the attached Option Agreement.

     EXERCISE: You can exercise the Option (once it is exercisable), in whole or in part, by delivering to the Company a Notice of Exercise identical to Exhibit "A" attached to the Option Agreement, accompanied by payment of the Exercise Price for the Shares to be purchased. The Company will then issue a certificate to you for the Shares you have purchased. You are under no obligation to exercise the Option. See Section 4 of the attached Option Agreement.

     ADJUSTMENTS UPON RECAPITALIZATION: The Option contains provisions which affect your rights in the event of stock splits, stock dividends, mergers and other major corporate reorganizations. See Section 7 of the attached Option Agreement.

     WAIVER: By signing this Certificate, you will be agreeing to all of the terms of the Option Agreement, including those not summarized in this Certificate. You will waive your rights to options or stock which may otherwise have been promised to you. See Section 8 of the attached Option Agreement.

     WITHHOLDING: The Company may require you to make any arrangements necessary to insure the proper withholding of any amount of tax, if any, required to be withheld by the Company as a result of the exercise of the Option. See Section 13 of the attached Option Agreement.

                                   AGREEMENT

     Fox Kids Worldwide, Inc., a Delaware corporation, and Optionee each hereby agrees to be bound by all of the terms and conditions of the Stock Option Agreement (Non-Statutory Stock Option) which is attached hereto as Annex I and incorporated herein by this reference as if set forth in full in this document.


DATED:  ________________________



                                 FOX KIDS WORLDWIDE, INC.


                                 By:  __________________________________________

                                 Its: __________________________________________



                                 OPTIONEE


                                 _______________________________________________
                                 Name:



                                 _______________________________________________
                                 (Please print your name exactly as you wish it to appear on any stock certificates issued to you upon exercise of the Option)

                                    ANNEX I

                             STOCK OPTION AGREEMENT
                          (NON-STATUTORY STOCK OPTION)



     This STOCK OPTION AGREEMENT (this "OPTION AGREEMENT") is made and entered into as of the execution date of the Option Certificate to which it is attached (the "CERTIFICATE") by and between Fox Kids Worldwide, Inc., a Delaware corporation (the "COMPANY"), and the person named in the Certificate ("OPTIONEE").

     Pursuant to the Fox Kids Worldwide, Inc. 1996 Stock Incentive Plan (the "PLAN"), the Board of Directors of the Company (the "BOARD") has authorized the grant to Optionee of a non-statutory stock option to purchase shares of the Company's Class A Common Stock, par value $.0.001 per share (the "CLASS A COMMON STOCK"), upon the terms and subject to the conditions set forth in this Option Agreement and in the Plan.

     The Company and Optionee agree as follows:

          GRANT OF OPTION.

          The Company hereby grants to Optionee the right and option (the "OPTION"), upon the terms and subject to the conditions set forth in this Option Agreement and the Plan, to purchase all or any portion of that number of shares of the Class A Common Stock (the "SHARES") set forth in the Certificate at the Option exercise price set forth in the Certificate (the "EXERCISE PRICE").

     1.   TERM OF OPTION.

          The Option shall terminate and expire on the Option Expiration Date set forth in the Certificate (the "EXPIRATION DATE"), unless sooner terminated as provided herein. In no event shall the Option be exercisable after the expiration of ten years from the date it was granted.

     2.   EXERCISE PERIOD.

          (a) Subject to the provisions of Sections 3(b), 5 and 7(b) of this Option Agreement, the Option shall become exercisable (in whole or in part) upon and after the dates set forth under the caption "Exercise Schedule" in the Certificate. The installments shall be cumulative; i.e., the Option may be
                                                    ----
exercised, as to any or all Shares covered by an installment, at any time or times after the installment first becomes exercisable and until the Option Expiration Date or the termination of the Option.

          (b) Notwithstanding anything to the contrary contained in this Option Agreement, the Option may not be exercised, in whole or in part, unless and until any then-applicable requirements of all federal, state and local laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel.

     3.   EXERCISE OF OPTION.

          There is no obligation to exercise the Option, in whole or in part. The Option may be exercised, in whole or in part, only by delivery to the Company of:

          (a) written notice of exercise in form and substance identical to Exhibit "A" attached to this Option Agreement stating the number of Shares then being purchased (the "PURCHASED SHARES");

          (b) payment of the Exercise Price of the Purchased Shares, either (1) in cash, or (2) with the consent of the Board (which may be withheld in its absolute discretion), by (i) delivery to the Company of other shares of Class A Common Stock with an aggregate Fair Market Value equal to the total Exercise Price of the Purchased Shares, (ii) according to a deferred payment or other arrangement (which may include without limiting the generality of the foregoing, the use of other shares of Class A Common Stock) with the person to whom the Option is granted or to whom the Option is transferred pursuant to the terms of this Option Agreement or (iii) in any other form of legal consideration that may be acceptable to the Board; and

          (c) if requested by the Company, a letter of investment intent in such form and containing such provisions as the Company may require.

          In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be payable at the minimum rate of interest necessary to avoid the imputation of interest, under the applicable provision of the Internal Revenue Code of 1986, as amended (the "CODE") and Treasury Regulations.

          Following receipt of the notice and payment referred to above, the Company shall issue and deliver to Optionee a stock certificate or stock certificates evidencing the Purchased Shares; provided, however, that the
                                              --------  -------
Company shall not be obligated to issue a fraction or fractions of a share of its Class A Common Stock, and may pay to Optionee, in cash or by check, the Fair Market Value of any fraction or fractions of a share exercised by Optionee. "FAIR MARKET VALUE" shall be determined as follows: (1) if the Class A Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Class A Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Class A Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; (2) if the Class A Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Class A Common Stock shall be the mean between the bid and asked prices for the Class A Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; and (3) in the absence of an established market for the Class A Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     4.   TERMINATION OF SERVICES.

          (a) If Optionee shall cease to be an officer, director, consultant or employee of the Company, or any Subsidiary or Parent of the Company, for any reason other than death or permanent disability (a "TERMINATING EVENT"), Optionee shall have the right, subject to the provisions of Section 5(c) below, to exercise the Option at any time following such Terminating Event until the earlier to occur of (1) 45 following the date of such Terminating Event and (2) the Expiration Date. The Option may be exercised following a Terminating Event only to the extent exercisable as of the date of the Terminating Event. To the extent unexercised at the end of the period referred to above, the Option shall terminate. The Board, in its sole and absolute discretion, shall determine whether or not authorized leaves of absence shall constitute termination of employment for purposes of this Option Agreement.

          (b) If, by reason of death or disability (a "SPECIAL TERMINATING EVENT"), Optionee shall cease to be an officer, director, consultant or employee of the Company or any Subsidiary or Parent of the Company, then Optionee, Optionee's executors or administrators or any person or persons acquiring the Option directly from Optionee by bequest or inheritance, shall have the right to exercise the Option at any time following such Special Terminating Event until the earlier to occur of (1) six months following the date of such Special Terminating Event and (2) the Expiration Date. The Option may be exercised following a Special Terminating Event only to the extent exercisable at the date of the Special Terminating Event. To the extent unexercised at the end of the period referred to above, the Option shall terminate. For purposes of this Option Agreement, "disability" shall mean total and permanent disability as defined in Section 22(e)(3) of the Code. Optionee shall not be considered permanently disabled unless he furnishes proof of such disability in such form and manner, and at such times, as the Board may from time to time require.

          (c) If Optionee shall be terminated "for cause" by the Company, any Subsidiary or any Parent, Optionee shall have the right to exercise the Option at any time following such Terminating Event until the earlier to occur of (1) 30 days following the date of such Terminating Event and (2) the Expiration Date. For purposes of this Option Agreement, "for cause" shall mean:

               (1) with respect to Optionees of the Company the following to the extent it results in substantial harm to the Company or could reasonably be expected to result in substantial harm to the Company:

                    (i) the willful failure or refusal by Optionee to perform his duties to the Company; or

                    (ii) Optionee's willful disobedience of any orders or directives of the Board or any officers thereof acting under the authority thereof or Optionee's deliberate interference with the compliance by other employees of the Company with any such orders or directives; or

                    (iii) the willful failure or refusal of Optionee to abide by or comply with the written policies, standard procedures or regulations of the Company; or

                    (iv) any willful or continued act or course of conduct by Optionee which the Board in good faith determines might reasonably be expected to have a material detrimental effect on the Company or the business, operations, affairs or financial position thereof; or

                    (v) the committing by the Optionee of any fraud, theft, embezzlement or other dishonest act against the Company; or

                    (vi) the determination by the Board, in good faith and in the exercise of reasonable discretion, that Optionee is not competent to perform his duties of employment; and

               (2) with respect to consultants, any material breach of their consulting agreement with the Company.

          (d) Nothing in the Plan, the Certificate or this Option Agreement shall confer upon Optionee any right to continue in the service and/or employ of the Company or any Affiliate (as defined in the Plan) or shall affect the right of the Company or any Affiliate to terminate the relationship or employment of Optionee, with or without cause.

     5.   RESTRICTIONS ON PURCHASED SHARES.

          (a) SECURITIES LAW RESTRICTIONS. None of the Purchased Shares shall be Transferred (with or without consideration) and the Company shall not be required to register any such Transfer and the Company may instruct its transfer agent not to register any such Transfer, unless and until all of the following events shall have occurred:

               (1) the Purchased Shares are Transferred pursuant to and in conformity with (i) (A) an effective registration statement filed with the Securities and Exchange Commission (the "COMMISSION") pursuant to the 1933 Act, or (B) an exemption from registration under the 1933 Act, and (ii) the securities laws of any state of the United States; and

               (2) Optionee has, prior to the Transfer of such Purchased Shares, and if requested by the Company, provided all relevant information to Company's counsel so that upon Company's request, Company's counsel is able to, and actually prepares and delivers to the Company a written opinion that the proposed Transfer (i) (A) is pursuant to a registration statement which has been filed with the Commission and is then effective, or (B) is exempt from registration under the 1933 Act as then in effect, and the Rules and Regulations of the Commission thereunder, and (ii) is either qualified or registered under any applicable state securities laws, or exempt from such qualification or registration. The Company shall bear all reasonable costs of preparing such opinion.

          (b)  NONCOMPLYING TRANSFERS INVALID.  Any attempted Transfer which is not in full compliance with this Section 6 shall be null and void ab initio,
                                                                     ---------
and of no force or effect.

     6.   ADJUSTMENTS UPON RECAPITALIZATION.

          (a) Subject to the provisions of Section 7(b), if any change is made in the Class A Common Stock, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company) the Option will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to the Option. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company."

          (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Class A Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Board and to the extent permitted by applicable law, the Option shall (i) terminate upon such event and may be exercised prior thereto to the extent the Option is then exercisable or
(ii) continue in full force and effect and, if applicable, the surviving corporation or an Affiliate of such surviving corporation shall assume the Option and/or shall substitute a similar option or award in place of the Option.

          (c) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, and its determination shall be final, binding and conclusive.

          (d) The provisions of this Section 7 are intended to be exclusive, and Optionee shall have no other rights upon the occurrence of any of the events described in this Section 7.

          (e) The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     7.   WAIVER OF RIGHTS TO PURCHASE STOCK.

          By signing this Option Agreement, Optionee acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to sell or transfer to Optionee any option or equity security of the Company, other than the Shares subject to the Option and any other right or option to purchase Class A Common Stock which was previously granted in writing to Optionee by the Board. By signing this Option Agreement, Optionee specifically waives all rights which he or she may have had prior to the date of this Option Agreement to receive any option or equity security of the Company.

     8.   INVESTMENT INTENT.

          Optionee represents and agrees that if he or she exercises the Option in whole or in part, and if at the time of such exercise the Plan and/or the Purchased Shares have not been registered under the 1933 Act, he or she will acquire the Shares upon such exercise for the purpose of investment and not with a view to the distribution of such Shares, and that upon each exercise of the Option he or she will furnish to the Company a written statement to such effect.

     9.   LEGEND ON STOCK CERTIFICATES.

          Optionee agrees that all certificates representing the Purchased Shares will be subject to such stock transfer orders and other restrictions (if any) as the Company may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Class A Common Stock is then listed and any applicable federal or state securities laws, and the Company may cause a legend or legends to be put on such certificates to make appropriate reference to such restrictions.

     10.  NO RIGHTS AS SHAREHOLDER.

          Except as provided in Section 7 of this Option Agreement, Optionee shall have no rights as a shareholder with respect to the Shares until the date of the issuance to Optionee of a stock certificate or stock certificates evidencing such Shares. Except as may be provided in Section 7 of this Option Agreement, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     11.  MODIFICATION.

          Subject to the terms and conditions and within the limitations of the Plan, the Board (excluding the Optionee) may modify, extend or renew the Option or accept the surrender of, and authorize the grant of a new option in substitution for, the Option (to the extent not previously exercised). No modification of the Option shall be made which, without the consent of Optionee, would alter or impair any rights of the Optionee under the Option.

     12.  WITHHOLDING.

          (a) The Company shall be entitled to require as a condition of delivery of any Purchased Shares upon exercise of any Option that the Optionee agree to remit, at the time of such delivery or at such later date as the Company may determine, an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto, and Optionee agrees to take such other action required by the Company to satisfy such withholding requirements.

          (b) With the consent of the Board (excluding the Optionee), and in accordance with any rules and procedures from time to time adopted by the Board, Optionee may elect to satisfy his or her obligations under Section 13(a) above by (1) directing the Company to withhold a portion of the Shares otherwise deliverable (or to tender back to the Company a portion of the Shares issued where the Optionee (a "SECTION 16(B) RECIPIENT") is required to report the ownership of the Shares pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, and has not made an election under Section 83(b) of the Code (a "WITHHOLDING RIGHT")); or (2) tendering other shares of the Class A Common Stock of the Company which are already owned by Optionee which in all cases have a Fair Market Value (as determined in accordance with the provisions of Section 4 hereof) on the date as of which the amount of tax to be withheld is determined (the "TAX DATE") equal to the amount of taxes to be paid by such method.

          (c) To exercise a Withholding Right, the Optionee must follow the election procedures set forth below, together with such additional procedures and conditions set forth in this Option Agreement or otherwise adopted by the
Board:

               (1) the Optionee must deliver to the Company a written notice of election (the "ELECTION") and specify whether all or a stated percentage of the applicable taxes will be paid in accordance with Section 13(b) above and whether the amount so paid shall be made in accordance with the "flat" withholding rates for supplemental wages or as determined in accordance with Optionee's form W-4 (or comparable state or local form);

               (2) unless disapproved by the Board (excluding the Optionee) as provided in subsection (3) below, the Election once made will be irrevocable;

               (3) no Election is valid unless the Board (excluding the Optionee) has the right and power, in its sole discretion, with or without cause or reason therefor, to consent to the Election, to refuse to consent to the Election, or to disapprove the Election; and if the Board has not consented to the Election on or prior to the Tax Date, the Election will be deemed approved; and

               (4) if the Optionee on the date of delivery of the Election to the Company is a Section 16(b) Recipient, the following additional provisions will apply:

                    (i) the Election cannot be made during the six calendar month period commencing with the date of grant of the Withholding Right (even if the Option to which such Withholding Right relates has been granted prior to such date); and

                    (ii) the Election (and the exercise of the related Option) must be made either during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the 12th business day following such date or at least six calendar months or more prior to the Tax Date.

     13.  CHARACTER OF OPTION.

          The Option is not intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

     14.  GENERAL PROVISIONS.

          (a) FURTHER ASSURANCES. Optionee shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Option Agreement.

          (b) NOTICES. All notices, requests, demands and other communications under this Option Agreement shall be in writing and shall be given to the parties hereto as follows:

               (1)  If to the Company, to:

                    Fox Kids Worldwide, Inc.
                    10960 Wilshire Boulevard

                    Los Angeles, California 90024

               (2)  If to Optionee, to the address set
                    forth in the records of the Company,

or at such other address or addresses as may have been furnished by such either party in writing to the other party hereto. Any such notice, request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this subsection (b).

          (c) TRANSFER OF RIGHTS UNDER THIS OPTION AGREEMENT. The Company may at any time transfer and assign its rights and delegate its obligations under this Option Agreement to any other person, corporation, firm or entity, including its officers, directors and stockholders, with or without consideration.

          (d) OPTION NON-TRANSFERABLE. Optionee may not sell, transfer, assign or otherwise dispose of the Option except by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of Optionee only by Optionee or by his or her guardian or legal representative in the case of a disability, and upon Optionee's death only by his or her Estate or by any person who acquired the Option by bequest or inheritance or by reason of the death of Optionee.

          (e) SUCCESSORS AND ASSIGNS. Except to the extent specifically limited by the terms and provisions of this Option Agreement, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

          (f) GOVERNING LAW. THIS OPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE IN, AND TO BE PERFORMED WITHIN, THAT STATE, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, WHICH SHALL TO THAT EXTENT GOVERN.

          (g) INCORPORATION OF PLAN BY REFERENCE. This Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and it is intended that this Option Agreement shall be interpreted in a manner to comply therewith. Any provision of this Option Agreement inconsistent with the Plan shall be superseded and governed by the Plan.

          (h) A COMMITTEE. As provided in the Plan, the Board may delegate administration of the Plan and this Option Agreement to a committee (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the this Option Agreement, the powers theretofore possessed by the Board (and references in this Option Agreement to the Board shall thereafter be to the Committee).

          (i) MISCELLANEOUS. Titles and captions contained in this Option Agreement are inserted for convenience of reference only and do not constitute a part of this Option Agreement for any other purpose. Except as specifically provided herein, neither this Option Agreement nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.

          THE SIGNATURE PAGE TO THIS OPTION AGREEMENT CONSISTS OF THE LAST PAGE OF THE CERTIFICATE.

                                  Exhibit "A"

                              NOTICE OF EXERCISE

                (To be signed only upon exercise of the Option)

To:  Fox Kids Worldwide, Inc.

     The undersigned, the holder of the enclosed Stock Option Agreement (Non-Statutory Stock Option), hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder _________ * shares of Class A Common Stock of Fox Kids Worldwide, Inc. (the "COMPANY"), and herewith encloses payment of $__________ and/or _________ shares of the Company's Class A Common Stock in full payment of the purchase price of such shares being purchased.


Dated: ______________________



                                  ______________________________________________
                                  (Signature must conform in all respects to name of holder as specified on the face of the Option)

                                  ______________________________________________
                                  (Please Print Name)

                                  ______________________________________________
                                  (Address)

     * Insert here the number of Shares called for on the face of the Option (or, in the case of a partial exercise, the number of Shares being exercised), in either case without making any adjustment for additional Class A Common Stock of the Company, other securities or property which, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.

                               OPTION CERTIFICATE
                            (INCENTIVE STOCK OPTION)


     THIS IS TO CERTIFY that Fox Kids Worldwide, Inc., a Delaware corporation (the "COMPANY"), has granted to the employee named below ("EMPLOYEE") an incentive stock option (the "OPTION") to purchase shares of the Company's Common Stock (the "SHARES") under its 1996 Stock Incentive Plan and upon the terms and conditions as follows:

          Name of Employee:        ___________________________________

          Address of Employee:     ___________________________________
                                   ___________________________________
                                   ___________________________________

          Number of Shares:        ___________________________________

          Option Exercise Price:   $________________________ per share

          Date of Grant:           ________________________ ___, 199__

          Option Expiration Date:  ________________________ ___, 200__

     EXERCISE SCHEDULE:  The Option shall become exercisable as follows:





     SUMMARY OF OTHER TERMS: This Option is defined in the Stock Option Agreement (Incentive Stock Option) (the "OPTION AGREEMENT") which is attached to this Option Certificate (the "CERTIFICATE") as Annex I. This Certificate summarizes certain of the provisions of the Option Agreement for your information, but is not complete. Your rights are governed by the Option Agreement, not by this summary. The Company strongly suggests that you
           ---
carefully review the full Option Agreement prior to signing this Certificate or exercising the Option.

     Among the terms of the Option Agreement are the following:

     EMPLOYMENT: The Option Agreement does not obligate the Company to retain you for any period of time. Unless otherwise agreed in writing, the Company
                                                     -- -------
reserves the right to terminate any employee at any time, with or without cause. See Section 5(d) of the attached Option Agreement.

     TERMINATION OF EMPLOYMENT: While the Option terminates on the Option Expiration Date, it will terminate earlier if you cease to be employed by the Company. If your employment ends due to death or permanent disability, the Option terminates six months after the date of death or disability, and is exercisable during such six-month period as to the portion of the Option which had vested prior to the date of death or disability. In all other cases, the Option terminates 45 days after the date of termination of employment, and is exercisable during such time period as to the portion of the Option which had vested prior to the date of termination of employment; provided, however, if you
                                                       --------  -------
are terminated "for cause," the Option will terminate 30 days after the date of termination of your employment and is exercisable during such time period as to the portion of the Option which had vested prior to the date of termination of employment. See Section 5 of the attached Option Agreement.

     TRANSFER: The Option is personal to you, and cannot be sold, transferred, assigned or otherwise disposed of to any other person, except on your death. See Section 15(d) of the attached Option Agreement.

     EXERCISE: You can exercise the Option (once it is exercisable), in whole or in part, by delivering to the Company a Notice of Exercise identical to Exhibit "A" attached to the Option Agreement, accompanied by payment of the Exercise Price for the Shares to be purchased. The Company will then issue a certificate to you for the Shares you have purchased. You are under no obligation to exercise the Option. See Section 4 of the attached Option Agreement. If at the time of the grant of the Option you own stock possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of the Company (applying the attribution rules), you may not exercise the Option for five (5) years from the date the Option is granted.

     MARKET STAND-OFF: The Option provides that in connection with any underwritten public offering by the Company, you may not sell or transfer any of your Shares without the prior written consent of the Company or its underwriters for a period of up to 180 days after the effective date of the offering. See
Section 6(a) of the attached Option Agreement.

     ADJUSTMENTS UPON RECAPITALIZATION: The Option contains provisions which affect your rights in the event of stock splits, stock dividends, mergers and other major corporate reorganizations. See Section 7 of the attached Option Agreement.

     WAIVER: By signing this Certificate, you will be agreeing to all of the terms of the Option Agreement, including those not summarized in this Certificate. You will waive your rights to options or stock which may otherwise have been promised to you. See
Section 8 of the attached Option Agreement.

     WITHHOLDING: The Company may require you to make any arrangements necessary to insure the proper withholding of any amount of tax, if any, required to be withheld by the Company as a result of the exercise of the Option. See Section 13 of the attached Option Agreement.

                                   AGREEMENT

     Fox Kids Worldwide, Inc., a Delaware corporation, and Employee each hereby agrees to be bound by all of the terms and conditions of the Stock Option Agreement (Incentive Stock Option) which is attached hereto as Annex I and incorporated herein by this reference as if set forth in full in this document.


DATED:  _________________________

                                    FOX KIDS WORLDWIDE, INC.



                                    By:  _______________________________________

                                    Its: _______________________________________



                                    EMPLOYEE


                                    ____________________________________________
                                    Name:


                                    ____________________________________________
                                    (Please print your name exactly as you wish it to appear on any stock certificates issued to you upon exercise of the Option)

                                    ANNEX I

                            STOCK OPTION AGREEMENT
                           (INCENTIVE STOCK OPTION)


     This STOCK OPTION AGREEMENT (this "OPTION AGREEMENT") is made and entered into as of the execution date of the Option Certificate to which it is attached (the "CERTIFICATE") by and between Fox Kids Worldwide, Inc., a Delaware corporation (the "COMPANY"), and the employee named in the Certificate ("EMPLOYEE").

     Pursuant to the Fox Kids Worldwide, Inc. 1996 Stock Incentive Plan (the "PLAN"), the Board of Directors of the Company (the "BOARD") has authorized the grant to Employee of an incentive stock option to purchase shares of the Company's Common Stock, par value $.____ per share (the "COMMON STOCK"), upon the terms and subject to the conditions set forth in this Option Agreement and in the Plan.

     The Company and Employee agree as follows:

     1.   GRANT OF OPTION.

          The Company hereby grants to Employee the right and option (the "OPTION"), upon the terms and subject to the conditions set forth in this Option Agreement and the Plan, to purchase all or any portion of that number of shares of the Common Stock (the "SHARES") set forth in the Certificate at the Option exercise price set forth in the Certificate (the "EXERCISE PRICE").

     2.   TERM OF OPTION.

          The Option shall terminate and expire on the Option Expiration Date set forth in the Certificate (the "EXPIRATION DATE"), unless sooner terminated as provided herein. In no event shall the Option be exercisable after the expiration of ten years from the date it was granted.

     3.   EXERCISE PERIOD.

          (a) Subject to the provisions of Sections 3(b), 5 and 7(b) of this Option Agreement, the Option shall become exercisable (in whole or in part) upon and after the dates set forth under the caption "Exercise Schedule" in the Certificate. The installments shall be cumulative; i.e., the Option may be
                                                    ----
exercised, as to any or all Shares covered by an installment, at any time or times after the installment first becomes exercisable and until the Option Expiration Date or the termination of the Option.

          (b) Notwithstanding anything to the contrary contained in this Option Agreement, the Option may not be exercised, in whole or in part, unless and until any then-applicable requirements of all federal, state and local laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel.

          (c) Nothwithstanding anything to the contrary contained in this Option Agreement, if at the time of the grant of the Option you own stock possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of the Company (applying the attribution rules as required under the Code), you may not exercise the Option for five (5) years from the date the Option is granted.

     4.   EXERCISE OF OPTION.

          There is no obligation to exercise the Option, in whole or in part. The Option may be exercised, in whole or in part, only by delivery to the Company of:

          (a) written notice of exercise in form and substance identical to Exhibit "A" attached to this Option Agreement stating the number of Shares then being purchased (the "PURCHASED SHARES");

          (b) payment of the Exercise Price of the Purchased Shares, either (1) in cash, or (2) with the consent of the Board (which may be withheld in its absolute discretion), by (i) delivery to the Company of other shares of Common Stock with an aggregate Fair Market Value equal to the total Exercise Price of the Purchased Shares, (ii) according to a deferred payment or other arrangement (which may include without limiting the generality of the foregoing, the use of other shares of Common Stock) with the person to whom the Option is granted or to whom the Option is transferred pursuant to the terms of this Option Agreement, or (iii) in any other form of legal consideration that may be acceptable to the Board; and

          (c) if requested by the Company, a letter of investment intent in such form and containing such provisions as the Company may require.

          In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be payable at the minimum rate of interest necessary to avoid the imputation of interest, under the applicable provision of the Internal Revenue Code of 1986, as amended (the "CODE") and Treasury Regulations.

          Following receipt of the notice and payment referred to above, the Company shall issue and deliver to Employee a stock certificate or stock certificates evidencing the Purchased Shares; provided, however, that the
                                              --------  -------
Company shall not be obligated to issue a fraction or fractions of a share of its Common Stock, and may pay to Employee, in cash or by check, the Fair Market Value of any fraction or fractions of a share exercised by Employee. "FAIR MARKET VALUE" shall be determined as follows: (1) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; (2) if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable; and (3) in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     5.   TERMINATION OF EMPLOYMENT.

          (a) If Employee shall cease to be an officer or employee of the Company, or any Subsidiary or Parent of the Company, for any reason other than death or permanent disability (a "TERMINATING EVENT"), Employee shall have the right, subject to the provisions of Section 5(c) below, to exercise the Option at any time following such Terminating Event until the earlier to occur of (1) 45 days following the date of such Terminating Event and (2) the Expiration Date. The Option may be exercised following a Terminating Event only to the extent exercisable as of the date of the Terminating Event. To the extent unexercised at the end of the period referred to above, the Option shall terminate. The Board, in its sole and absolute discretion, shall determine whether or not authorized leaves of absence shall constitute termination of employment for purposes of this Option Agreement.

          (b) If, by reason of death or disability (a "SPECIAL TERMINATING EVENT"), Employee shall cease to be an officer or employee the Company or any Subsidiary or Parent of the Company, then Employee, Employee's executors or administrators or any person or persons acquiring the Option directly from Employee by bequest or inheritance, shall have the right to exercise the Option at any time following such Special Terminating Event until the earlier to occur of (1) six months following the date of such Special Terminating Event and (2) the Expiration Date. The Option may be exercised following a Special Terminating Event only to the extent exercisable at the date of the Special Terminating Event. To the extent unexercised at the end of the period referred to above, the Option shall terminate. For purposes of this Option Agreement, "disability" shall mean total and permanent disability as defined in Section 22(e)(3) of the Code. Employee shall not be considered permanently disabled unless he furnishes proof of such disability in such form and manner, and at such times, as the Board may from time to time require.

          (c) If Employee shall be terminated "for cause" by the Company, any Subsidiary or any Parent, Employee shall have the right to exercise the Option at any time following such Terminating Event until the earlier to occur of (1) 30 days following the date of such Terminating Event and (2) the Expiration Date. For purposes of this Option Agreement, "for cause" shall mean the following to the extent it results in substantial harm to the Company or could reasonably be expected to result in substantial harm to the Company:

               (1) the willful failure or refusal by Employee to perform his duties to the Company; or

               (2) Employee's willful disobedience of any orders or directives of the Board or any officers thereof acting under the authority thereof or Employee's deliberate interference with the compliance by other employees of the Company with any such orders or directives; or

               (3) the willful failure or refusal of Employee to abide by or comply with the written policies, standard procedures or regulations of the Company; or

               (4) any willful or continued act or course of conduct by Employee which the Board in good faith determines might reasonably be expected to have a material detrimental effect on the Company or the business, operations, affairs or financial position thereof; or

               (5) the committing by the Employee of any fraud, theft, embezzlement or other dishonest act against the Company; or

               (6) the determination by the Board, in good faith and in the exercise of reasonable discretion, that Employee is not competent to perform his duties of employment.

               (d) Nothing in the Plan, the Certificate or this Option Agreement shall confer upon the Employee any right to continue in the employ of the Company or any affiliate (as defined in the Plan) or shall affect the right of the Company or any Affiliate to terminate the employment of the Employee, with or without cause.

     6.   RESTRICTIONS ON PURCHASED SHARES.

          (a)  MARKET STAND-OFF.

               (1) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 ACT"), including the Company's initial public offering, Employee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Purchased Shares without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed 180
              --------  -------
days. Employee agrees to execute and deliver to the Company such further documents or instruments as the Company reasonably determines to be necessary or appropriate to effect the provisions of this Section 6(a).

               (2) In the event of any stock dividend, stock split, recapitalization or other transaction resulting in an adjustment under Section 7 hereof, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to or in exchange for the Purchased Shares shall be immediately subject to the provisions of this Section 6(a), to the same extent the Purchased Share are at such time covered by such provisions.

               (3) In order to enforce the provisions of Section 6(a), the Company may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

          (b) SECURITIES LAW RESTRICTIONS. None of the Purchased Shares shall be Transferred (with or without consideration) and the Company shall not be required to register any such Transfer and the Company may instruct its transfer agent not to register any such Transfer, unless and until all of the following events shall have occurred:

               (1) the Purchased Shares are Transferred pursuant to and in conformity with (i) (A) an effective registration statement filed with the Securities and Exchange Commission (the "COMMISSION") pursuant to the 1933 Act, or (B) an exemption from registration under the 1933 Act, and (ii) the securities laws of any state of the United States; and

               (2) Employee has, prior to the Transfer of such Purchased Shares, and if requested by the Company, provided all relevant information to Company's counsel so that upon Company's request, Company's counsel is able to, and actually prepares and delivers to the Company a written opinion that the proposed Transfer (i) (A) is pursuant to a registration statement which has been filed with the Commission and is then effective, or (B) is exempt from registration under the 1933 Act as then in effect, and the Rules and Regulations of the Commission thereunder, and (ii) is either qualified or registered under any applicable state securities laws, or exempt from such qualification or registration. The Company shall bear all reasonable costs of preparing such opinion.

          (c)  NONCOMPLYING TRANSFERS INVALID.  Any attempted Transfer which is not in full compliance with this Section 6 shall be null and void ab initio,
                                                                     ---------
and of no force or effect.

     7.   ADJUSTMENTS UPON RECAPITALIZATION.

          (a) Subject to the provisions of Section 7(b), if any change is made in the Common Stock, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company) the Option will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to the Option. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company."

          (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Board and to the extent permitted by applicable law, the Option shall (i) terminate upon such event and may be exercised prior thereto to the extent the Option is then exercisable or (ii) continue in full force and effect and, if applicable, the surviving corporation or an Affiliate of such surviving corporation shall assume the Option and/or shall substitute similar option or award in place of the Option.

          (c) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, and its determination shall be final, binding and conclusive.

          (d) The provisions of this Section 7 are intended to be exclusive, and Employee shall have no other rights upon the occurrence of any of the events described in this Section 7.

          (e) The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     8.   WAIVER OF RIGHTS TO PURCHASE STOCK.

          By signing this Option Agreement, Employee acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to sell or transfer to Employee any option or equity security of the Company, other than the Shares subject to the Option and any other right or option to purchase Common Stock which was previously granted in writing to Employee by the Board. By signing this Option Agreement, Employee specifically waives all rights which he or she may have had prior to the date of this Option Agreement to receive any option or equity security of the Company.

     9.   INVESTMENT INTENT.

          Employee represents and agrees that if he or she exercises the Option in whole or in part, and if at the time of such exercise the Plan and/or the Purchased Shares have not been registered under the 1933 Act, he or she will acquire the Shares upon such exercise for the purpose of investment and not with a view to the distribution of such Shares, and that upon each exercise of the Option he or she will furnish to the Company a written statement to such effect.

     10.  LEGEND ON STOCK CERTIFICATES.

          Employee agrees that all certificates representing the Purchased Shares will be subject to such stock transfer orders and other restrictions (if any) as the Company may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws, and the Company may cause a legend or legends to be put on such certificates to make appropriate reference to such restrictions.

     11.  NO RIGHTS AS SHAREHOLDER.

          Except as provided in Section 7 of this Option Agreement, Employee shall have no rights as a shareholder with respect to the Shares until the date of the issuance to Employee of a stock certificate or stock certificates evidencing such Shares. Except as may be provided in Section 7 of this Option Agreement, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     12.  MODIFICATION.

          Subject to the terms and conditions and within the limitations of the Plan, the Board (excluding the Employee) may modify, extend or renew the Option or accept the surrender of, and authorize the grant of a new option in substitution for, the Option (to the extent not previously exercised). No modification of the Option shall be made which, without the consent of Employee, would cause the Option to fail to continue to qualify as an "incentive stock option" under Section 422 of the Code or would alter or impair any rights of the Employee under the Option.

     13.  DISQUALIFYING DISPOSITION; WITHHOLDING.

          (a) To receive the favorable tax treatment accorded grants and exercises of incentive stock options, Employee must hold the Purchased Shares until the later of two years after the grant of this Option or one year after the issuance of the Purchased Shares to the Employee (the "HOLDING PERIOD"). Employee understands that should he or she make a disposition of those shares (as defined in Section 424(c) of the Code) (a "DISQUALIFYING

DISPOSITION") before the end of the Holding Period, Employee will recognize taxable ordinary income to the extent of the difference between the Fair Market Value of the Purchased Shares upon the exercise and the Exercise Price.
Employee agrees that should he or she make a Disqualifying Disposition of all or any of the Purchased Shares, he or she shall immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Purchased Shares. Employee agrees that he or she shall maintain all Purchased Shares in his or her name so long as he or she maintains beneficial ownership of such Shares.

          (b) The Company shall be entitled to require as a condition of delivery of any Purchased Shares upon exercise of any Option that the Employee agree to remit, at the time of such delivery or at such later date as the Company may determine, an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto, and Employee agrees to take such other action required by the Company to satisfy such withholding requirements.

          (c) With the consent of the Board, and in accordance with any rules and procedures from time to time adopted by the Board, Employee may elect to satisfy his or her obligations under Section 13(b) above by (1) directing the Company to withhold a portion of the Shares otherwise deliverable (or to tender back to the Company a portion of the Shares issued where the Employee (a "SECTION 16(B) RECIPIENT") is required to report the ownership of the Shares pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, and has not made an election under Section 83(b) of the Code (a "WITHHOLDING RIGHT")); or (2) tendering other shares of the Common Stock of the Company which are already owned by Employee which in all cases have a Fair Market Value (as determined in accordance with the provisions of Section 4 hereof) on the date as of which the amount of tax to be withheld is determined (the "TAX DATE") equal to the amount of taxes to be paid by such method.

          (d) To exercise a Withholding Right, the Employee must follow the election procedures set forth below, together with such additional procedures and conditions set forth in this Option Agreement or otherwise adopted by the
Board:

               (1) the Employee must deliver to the Company a written notice of election (the "ELECTION") and specify whether all or a stated percentage of the applicable taxes will be paid in accordance with Section 13(c) above and whether the amount so paid shall be made in accordance with the "flat" withholding rates for supplemental wages or as determined in accordance with Employee's form W-4 (or comparable state or local form);

               (2)  unless disapproved by the Board as provided in subsection
(3) below, the Election once made will be irrevocable;

               (3) no Election is valid unless the Board has the right and power, in its sole discretion, with or without cause or reason therefor, to consent to the Election, to refuse to consent to the Election, or to disapprove the Election; and if the Board has not consented to the Election on or prior to the Tax Date, the Election will be deemed approved; and

               (4) if the Employee on the date of delivery of the Election to the Company is a Section 16(b) Recipient, the following additional provisions will apply:

                    (i) the Election cannot be made during the six calendar month period commencing with the date of grant of the Withholding Right (even if the Option to which such Withholding Right relates has been granted prior to such date); and

                    (ii) the Election (and the exercise of the related Option) must be made either during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the 12th business day following such date or at least six calendar months or more prior to the Tax Date.

     14.  CHARACTER OF OPTION.

          The Option is intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

     15.  GENERAL PROVISIONS.

          (a) FURTHER ASSURANCES. Employee shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Option Agreement.

          (b) NOTICES. All notices, requests, demands and other communications under this Option Agreement shall be in writing and shall be given to the parties hereto as follows:

               (1)  If to the Company, to:

                    Fox Kids Worldwide, Inc.
                    10960 Wilshire Boulevard
                    Los Angeles, California 90024

               (2)  If to Employee, to the address set
                    forth in the records of the Company,

or at such other address or addresses as may have been furnished by such either party in writing to the other party hereto. Any such notice, request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this subsection (b).

          (c) TRANSFER OF RIGHTS UNDER THIS OPTION AGREEMENT. The Company may at any time transfer and assign its rights and delegate its obligations under this Option Agreement to any other person, corporation, firm or entity, including its officers, directors and stockholders, with or without consideration.

          (d) OPTION NON-TRANSFERABLE. Employee may not sell, transfer, assign or otherwise dispose of the Option except by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of Employee only by Employee or by his or her guardian or legal representative in the case of a disability, and upon the Employee's death only by his or her Estate or by any person who acquired the Option by bequest or inheritance or by reason of the death of the Employee.

          (e) SUCCESSORS AND ASSIGNS. Except to the extent specifically limited by the terms and provisions of this Option Agreement, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

          (f) GOVERNING LAW. THIS OPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE IN, AND TO BE PERFORMED WITHIN, THAT STATE, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, WHICH SHALL TO THAT EXTENT GOVERN.

          (g) INCORPORATION OF PLAN BY REFERENCE. This Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and it is intended that this Option Agreement shall be interpreted in a manner to comply therewith. Any provision of this Option Agreement inconsistent with the Plan shall be superseded and governed by the Plan.

          (h) A COMMITTEE. As provided in the Plan, the Board may delegate administration of the Plan and this Option Agreement to a committee (the "COMMITTEE"). If administration is delegated to a Committee, the Committee shall have, in connection with the this Option Agreement, the powers theretofore possessed by the Board (and references in this Option Agreement to the Board shall thereafter be to the Committee).

          (i) MISCELLANEOUS. Titles and captions contained in this Option Agreement are inserted for convenience of reference only and do not constitute a part of this Option

Agreement for any other purpose. Except as specifically provided herein, neither this Option Agreement nor any right pursuant hereto or interest herein shall be assignable by any of the parties hereto without the prior written consent of the other party hereto.

          THE SIGNATURE PAGE TO THIS OPTION AGREEMENT CONSISTS OF THE LAST PAGE OF THE CERTIFICATE.

                                  Exhibit "A"

                              NOTICE OF EXERCISE

                (To be signed only upon exercise of the Option)


To:  Fox Kids Worldwide, Inc.

     The undersigned, the holder of the enclosed Stock Option Agreement (Incentive Stock Option), hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder ______* shares of Common Stock of Fox Kids Worldwide, Inc. (the "COMPANY"), and herewith encloses payment of $__________ and/or _________ shares of the Company's Common Stock in full payment of the purchase price of such shares being purchased.

Dated: ____________________



                                    ____________________________________________
                                    (Signature must conform in all respects to name of holder as specified on the face of the Option)

                                    ____________________________________________
                                    (Please Print Name)

                                    ____________________________________________
                                    (Address)

     * Insert here the number of Shares called for on the face of the Option (or, in the case of a partial exercise, the number of Shares being exercised), in either case without making any adjustment for additional Common Stock of the Company, other securities or property which, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.